UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 31, 2006

                           Blue Wireless & Data, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                              000-26235 54-1921580
          (Commission File Number) (I.R.S. Employer Identification No.)

                3001 Knox Street, Suite 401, Dallas, Texas 75205
              (Address of Principal Executive Offices and Zip Code)

                                 (214) 744-0353
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ [ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.


Effective March 31, 2006, Blue Wireless & Data, Inc. (the "Company") entered into an agreement for the wholesale of the Company's wireless internet service to SBC Internet Services, Inc., dba AT&T Internet Services ("AT&T"). The Company will install, maintain, and operate a wireless broadband service on behalf of AT&T using Motorola Canopy equipment and unlicensed spectrum. The agreement reserves to the Company an exclusive privilege to provide wireless internet services to AT&T customers in a defined geographic area near north Dallas, Texas and the Company is also considered a "Preferred Provider" of wireless internet services for AT&T throughout the State of Texas.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Blue Wireless & Data, Inc.
                                      -------------------------
                                      (Registrant)

Date: May 11, 2006                     By: /s/ Dennis G. McLaughlin, III
                                      ---------------------------------
                                      Dennis G. McLaughlin, III
                                      Chairman




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